As filed with the Securities and Exchange Commission on June 4, 2021

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23476

DoubleLine Yield Opportunities Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report March 31, 2021

DoubleLine Yield Opportunities Fund

NYSE: DLY

DoubleLine || 333 South Grand Avenue, 18th Floor  || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	|	March 31, 2021	3

Chairman’s Letter	(Unaudited) March 31, 2021

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Yield Opportunities Fund (NYSE: DLY, the “Fund”) for the six-month period ended March 31, 2021. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Yield Opportunities Fund

May 1, 2021

4	DoubleLine Yield Opportunities Fund

Financial Markets Highlights	(Unaudited) March 31, 2021

•	Non-Agency Commercial Mortgage-Backed Securities (Non-Agency CMBS)

For the six-month period ended March 31, 2021, the spreads of non-Agency commercial mortgage-backed securities (CMBS) moved tighter as a result of broader macro stabilization, positive COVID-19 vaccine headlines and diminishing concern over a contested U.S. presidential election. The period marked $39.7 billion in new issuance, compared to $66.9 billion in the same period a year ago. New issuance nearly stopped in March 2020 as the nation and world went into lockdown. Only one deal priced from mid-March through the end of April. However, new issuance gradually trended higher throughout the latter half of 2020, further accelerating in the first quarter of the new year, which delivered $23.3 billion, a 43% increase quarter-over-quarter. For the six-month period, secondary spreads narrowed by 14 bps (bps) on 10-year last cash flows rated AAA and 160 bps on bonds rated BBB-. The rally in risk assets since April has been sharp, with many credits trading through their pre-COVID-19 levels at the end of the first quarter. The delinquency rate for commercial real estate loans spiked to 8.28% during the six-month period as a result of volatility associated with the pandemic, but it recovered to 6.58% as of the end of the quarter, as measured by financial data firm Trepp. The Barclays Capital U.S. CMBS (ERISA Only) Total Return Index returned negative 1.30% for the six-month period, outperforming the broader Bloomberg Barclays US Aggregate Bond Index return of negative 2.73%. The RCA Commercial Property Price Index increased 5.73% for the six-month period ended February 28, the most recent month for which data was available, compared to 0.97% over the previous six-month period.

•	Asset-Backed Securities (ABS)

For the six-month period ended March 31, 2021, the performance of asset-backed securities (ABS) was positive despite the large upward movement in global interest rates. The Bloomberg Barclays US Asset-Backed Securities Index returned 0.20%, and the ICE Bank of America U.S. Fixed-Rate Miscellaneous Asset-Backed Securities Index, which comprises more-esoteric ABS sectors, returned 1.98%. These performances were strong in comparison to the Bloomberg Barclays US Aggregate Bond Index, which returned negative 2.73%. Duration exposure was a critical driver of performances as market expectations for growth and inflation increased, and the yield on the 10-year U.S. Treasury rose 106 basis points. Certain off-the-run sectors in the ABS market, such as aircraft ABS and consumer loan ABS, benefited substantially from the development and distribution of several highly effective vaccines for COVID-19. These favorable conditions were also reflected in the capital markets, with gross ABS issuance totaling roughly $106 billion.

•	Agency Residential Mortgage-Backed and Agency Commercial Mortgage-Backed Securities (Agency RMBS and Agency CMBS)

For the six-month period ended March 31, 2021, Agency residential mortgage-backed securities (RMBS) and Agency commercial mortgage-backed securities (CMBS) posted negative returns. The Bloomberg Barclays US Mortgage-Backed Securities Index returned negative 0.86%, outperforming the Bloomberg Barclays US Government Bond Index and Bloomberg Barclays US Corporate Bond Index. Longer-duration assets typically underperformed relative to shorter-duration assets as mid- to long-tenor, risk-free interest rates increased. U.S. Treasury yields rose, with the five-year up 66 basis points (bps), the 10-year up 106 bps and 30-year up 95 bps. As risk-free interest rates increased, mortgage rates also started to mark a steady increase during the second half of the period. The 30-year mortgage rate reached a historic low of 2.65% in early January 2021, as measured by the Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index, but ended the period at 3.17%—the highest rate seen in over nine months. Many loan originators increased capacity due to the overwhelming amount of refinance applications and home purchases over the year, resulting in conditional prepayment rate (CPR) speeds ending the six-month period near historically high levels. Ginnie Mae II speeds reached their peak at the end of the period, primarily driven by a spike in banks and nonbanks buying out loans delinquent 90 days or longer. Despite the fast speeds seen during the period, we do not expect the trend to persist as mortgage rates increase and the number of borrowers with incentive to refinance declines. The elevated refinance activity also resulted in a large increase in issuance in the Agency RMBS space, with both Agency RMBS and Agency CMBS marking very strong gross issuance. Agency RMBS gross issuance reached roughly $2.0 trillion compared to $1.5 trillion during all of 2019; Agency CMBS reached roughly $115 billion compared to roughly $155 billion in all of 2019. The impact of the large supply of Agency RMBS was subdued by the Federal Reserve’s continued purchases.

•	U.S. High Yield (U.S. HY)

For the six-month period ended March 31, 2021, the Bloomberg Barclays US Corporate High Yield Index returned 7.36%. Intermediate-maturity bonds returned 7.15%, underperforming long-maturity bonds’ 9.49%. Lower-rated bonds outpaced those with higher ratings,

Semi-Annual Report	|	March 31, 2021	5

Financial Markets Highlights (Cont.)

as bonds rated CCC returned 13.85%, bonds rated B returned 7.06%, and bonds rated BB returned 5.54%. Notable performers by industry were oil field services, retail real estate investment trusts and airlines. Notable laggards were health insurance, cable and satellite, and wireless.

•	Emerging Markets Fixed Income

For the six-month period ended March 31, 2021, the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD), which tracks U.S. dollar-denominated, emerging markets (EM) fixed-income sovereign debt, returned 0.99%. The J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD), which tracks U.S. dollar-denominated, EM fixed-income corporate debt, returned 3.60%. Spreads tightened 78 basis points (bps) for the EMBI GD and 108 bps for the CEMBI BD. EM credits benefited from improved investor sentiment amid optimism over promising COVID-19 vaccine trial results, speedy regulatory approvals and initialization of vaccine deployment. In addition, global central bank accommodation, large government support programs and the reopening of global economies contributed to the positive performance of risk assets. Rising yields during the period were a detractor to returns, particularly for the longer-duration EMBI GD. During the six-month period, the 10-year U.S. Treasury yield increased 106 bps. Returns across all regions in the EMBI GD were positive for the period while returns were mixed in the CEMBI BD. Africa was the best-performing region and Asia was the worst-performing region in both indexes. EM high yield credits significantly outperformed their investment grade counterparts in both indexes.

•	Collateralized Loan Obligations (CLOs)

For the six-month period ended March 31, 2021, the collateralized loan obligation (CLO) market priced $71 billion in new issuance across 158 transactions. From a structural standpoint, five-year reinvestment/two-year noncall deals, the predominant pre-pandemic structure, were back in vogue. While refinancing (refi) and reset activity was muted at the beginning of the six-month period, it surged in January as more deals exited their noncall periods and primary spreads ground tighter, further enhancing arbitrage conditions. Refi and reset activity contributed an additional $75.1 billion of deal volume over the six-month period. Secondary trading volumes were lower on average, per Trade Reporting and Compliance Engine data, overshadowed by a strong primary pipeline. CLO market-based metrics, including net asset value and market value overcollateralization, improved on the heels of the S&P/LSTA Leveraged Loan Price Index, which gained 4.69%. CLO fundamentals also improved as the pace of negative rating actions slowed, managers worked to trim tail risk, and vaccine optimism boosted sentiment surrounding many of the sectors hardest hit by the pandemic. The last 12-month U.S. leveraged loan default rate saw a steady decline over the six-month period, ending at 3.15%, more than 1% below its starting level. Spreads across the capital structure tightened considerably as they found their footing. The J.P. Morgan Collateralized Loan Obligation Total Return Level Index gained 3.03% over the six-month period.

•	Bank Loans

For the six-month period ended March 31, 2021, the S&P/LSTA Leveraged Loan Index returned 5.66%, with the lower end of the credit quality spectrum outperforming the higher end as the market rallied from the steep sell-off a year earlier. Loans rated CCC returned 16.17% during the period, outperforming the 5.44% of loans rated B and the 3.52% of loans rated BB. The weighted average bid price of the index ended the period at $97.55, up from $93.18 in September. The trailing 12-month default rate declined from 4.64% on an issuer-count basis in September to 3.56% in March as borrowers benefited from rebounding markets and stabilizing earnings.

•	Non-Agency Residential Mortgage-Backed Securities (Non-Agency RMBS)

For the six-month period ended March 31, 2021, non-Agency residential mortgage-backed securities continued to rally despite the rise in U.S. Treasury yields. Credit spreads across the capital structure tightened during the period, with lower-rated tranches outperforming higher-rated tranches. The sector benefited from a moderate improvement in delinquency rates, robust strength in the housing market and overall relative attractiveness compared to corporate credit. Mortgage forbearance rates also improved, with an increasing share of borrowers entering current status. Losses for borrowers who exited their forbearance plan remained muted. New-issuance volume totaled $51.9 billion, compared to $60.7 billion during the same period a year ago. Deal call volume increased considerably due to favorable refinancing rates, reaching approximately $21.5 billion. The strength in the housing market accelerated, with home prices reaching their highest year-over-year gains since March 2014. The supply of homes available on the market continued to tighten, with the pace of sales as of period end at approximately two months’ supply—near the lowest level of inventory on record.

6	DoubleLine Yield Opportunities Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2021

For the six-month period ended March 31, 2021, the DoubleLine Yield Opportunities Fund (the “Fund”) outperformed the Bloomberg Barclays US Aggregate Bond Index return of negative 2.73% on a net asset value basis. This period in the markets was generally favorable for risk assets, allowing the Fund to generate large returns due to its diversified mix of credit products. The largest contributor to Fund outperformance was non-Agency residential mortgage-backed securities, which experienced sizable price rallies as forbearance levels steadily declined and underlying home price appreciation was broadly positive across the U.S. Another key contributor to outperformance was emerging markets debt, which benefited from increased commodity demand and the release of several highly effective COVID-19 vaccines. The only sector in the Fund that detracted from performance was Agency mortgage-backed securities, which naturally experienced some price declines as U.S. interest rates rose. Gross leverage also contributed to outperformance and finished the period at 21%.

6-Month Period Ended 3-31-21	6-Months (Not Annualized)

Total Return based on NAV	10.35%

Total Return based on Market Price	8.65%

Bloomberg Barclays US Aggregate Bond Index	-2.73%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2021, and are subject to change at any time, are not guaranteed and should not be considered investment advice. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Investing involves risk. Principal loss is possible. An investment in the Fund involves certain risks arising from, among other things, the Fund’s ability to invest without limit in debt securities that are at the time of investment rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality (a category of investment that includes securities commonly referred to as “high yield” securities or “junk bonds”). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due. An investment in the Fund is also subject to the risk of the use of leverage. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments. Additional principal risks for the Fund can be found in the prospectus.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting www.doublelinefunds.com/yield-opportunities-fund/.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Semi-Annual Report	|	March 31, 2021	7

Management’s Discussion of Fund Performance (Cont.)

Barclays Capital U.S. CMBS (ERISA Only) Total Return Index—This index measures on a total return basis the performance of investment grade commercial mortgage-backed securities (CMBS). The index includes only CMBS that are compliant with the Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment as long as certain conditions are met, including that the certificates be rated in one of the three highest categories by Fitch, Moody’s or Standard & Poor’s.

Basis Points (BPS)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.

Bloomberg Barclays US Aggregate Bond Index—This index, known as “the Agg,” represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.

Bloomberg Barclays US Asset-Backed Securities (ABS) Index—This index is the ABS component of the Bloomberg Barclays US Aggregate Bond Index. The ABS index has three subsectors: credit and credit cards, autos and utility.

Bloomberg Barclays US Corporate Bond Index—This index measures the investment grade, fixed-rate taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

Bloomberg Barclays US Corporate High Yield (HY) Index—This index measures the U.S. dollar-denominated high yield (HY) fixed-rate corporate bond market. Securities are classified as HY if the respective middle ratings of Moody’s, Fitch and S&P are Ba1, BB+ or BB+ or below. The Bloomberg Barclays US HY Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays US HY Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindexes of the Bloomberg Barclays US Corporate HY Index.

Bloomberg Barclays US Government Bond Index—This index is the U.S. government securities component of the US Government/Credit Index. It includes investment grade, U.S. dollar-denominated, fixed-rate U.S. Treasuries and government-related securities.

Bloomberg Barclays US Mortgage-Backed Securities (MBS) Index—This index measures the performance of investment grade, fixed-rate, mortgage-backed, pass-through securities of the government-sponsored enterprises (GSEs): Federal Home Loan Mortgage Corp. (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Government National Mortgage Association (Ginnie Mae).

Conditional Prepayment Rate (CPR)—Metric that indicates a loan prepayment rate at which the outstanding principal of a pool of loans, such as mortgage backed securities (MBS), is paid off. The higher the CPR, the more prepayments are anticipated and thus the lower the duration of the note. This is called “prepayment risk.”

Duration—Commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Freddie Mac U.S. Mortgage Market Survey 30-Year Homeowner Commitment National Index—This index tracks the 30-year, fixed-rate mortgages component of the Freddie Mac Primary Mortgage Market Survey (PMMS).

Ginnie Mae II—This class of pass-through investments is issued by the Government National Mortgage Association (GNMA), known as Ginnie Mae, and draws income from pools of Federation Housing Administration and Department of Veterans Affairs mortgages. Ginnie Mae II securities pay principal and interest on the 20th every month (in contrast to the 15th for Ginnie Mae I) and have a maximum maturity of 30 years.

Gross Leverage Ratio—Total cash less total borrowings, divided by the market value of total securities.

ICE Bank of America (BofA) U.S. Fixed-Rate Miscellaneous Asset-Backed Securities (ABS) Index—A subset of the ICE BofA U.S. Fixed-Rate ABS Index, including all ABS collateralized by anything other than auto loans, home equity loans, manufactured housing, credit card receivables and utility assets.

Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.

J.P. Morgan Collateralized Loan Obligation (CLO) Total Return Level Index—This index is a total return subindex of the J.P. Morgan Collateralized Loan Obligation Index (CLOIE), which is a market value-weighted index consisting of U.S. dollar-denominated CLOs.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—This index is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. CEMBI is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI BD)—This index is a uniquely weighted version of the CEMBI, which is a market capitalization-weighted index consisting of U.S. dollar-denominated emerging markets corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—This index tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds.

J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI GD)—This index is a uniquely weighted version of the EMBI, which tracks emerging markets (EM) bonds and comprises sovereign debt and EM corporate bonds. It limits the weights of index countries with larger debt stocks by only including specified portions of those countries’ eligible current face amounts of debt outstanding.

Last Cash Flow (LCF)—Last revenue stream paid to a bond over a given period.

Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.

Overcollateralization (OC)—Provision of collateral that is worth more than enough to cover potential losses in cases of default.

RCA Commercial Property Price Index (CPPI)—This index describes various nonresidential property types for the U.S. (10 monthly series from 2000). It is a periodic same-property, round-trip investment, price-change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

S&P/LSTA Leveraged Loan Index—This index tracks the market-weighted performance of institutional weighted loans based on market weightings, spreads and interest payments.

S&P/LSTA Leveraged Loan Price Index—This index tracks the prices of institutional weighted loans based on market weightings, spreads and interest payments.

Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.

Trade Reporting and Compliance Engine (TRACE)—Financial Industry Regulatory Authority (FINRA)-developed vehicle that facilitates the mandatory reporting of over-the-counter secondary market transactions in eligible fixed-income securities.

8	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

Trepp CMBS Delinquency Rate—Monthly report published by Trepp giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield Curve—A line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity. There are three main types of yield curve shapes: normal (upward sloping curve), inverted (downward sloping curve) and flat.

An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

Semi-Annual Report	|	March 31, 2021	9

Standardized Performance Summary	(Unaudited) March 31, 2021

DLY
DoubleLine Yield Opportunities Fund Returns as of March 31, 2021	6-Months (Not Annualized)	1-Year	Since Inception (Not Annualized) (2-26-20 to 3-31-21)

Total Return based on NAV	10.35%	26.59%	8.58%

Total Return based on Market Price	8.65%	8.72%	2.99%

Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	0.76%

Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

10	DoubleLine Yield Opportunities Fund

Schedule of Investments DoubleLine Yield Opportunities Fund	(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 4.7%

	Castlelake Aircraft Structured Trust,
1,782,398	Series 2021-1A-C	7.00%	(a)(b)	01/15/2046	1,813,324

	Hertz Vehicle Financing II LP,
6,000,000	Series 2019-2A-B	3.67%	(b)	05/25/2025	6,016,871

	JOL Air Ltd.,
4,355,508	Series 2019-1-B	4.95%	(b)	04/15/2044	4,223,248

	Kestrel Aircraft Funding Ltd.,
1,681,905	Series 2018-1A-A	4.25%	(b)	12/15/2038	1,688,971

	LendingClub Receivables Trust,
11,327,000	Series 2020-5A-B	7.50%	(b)	03/15/2046	11,737,547

	MACH Cayman Ltd.,
868,376	Series 2019-1-B	4.34%	(b)	10/15/2039	846,629

	Mosaic Solar Loan Trust,
3,783,455	Series 2017-1A-R1	0.00%	(b)(c)	06/20/2042	3,702,130

	Pagaya AI Debt Selection Trust,
4,714,426	Series 2020-2-NOTE	7.50%	(b)	12/15/2027	4,748,492
5,000,000	Series 2020-3-C	6.43%	(b)	05/17/2027	5,278,225

	SoFi Professional Loan Program,
20,000	Series 2018-C-R1	5.58%	(a)(b)(k)	01/25/2048	563,669

	START Ireland,
1,242,559	Series 2019-1-C	6.41%	(a)(b)	03/15/2044	879,980

	Start Ltd.,
4,541,412	Series 2018-1-A	4.09%	(b)	05/15/2043	4,562,488

	Total Asset Backed Obligations (Cost $43,204,876)				46,061,574

BANK LOANS 7.2%

	AAdvantage Loyalty IP, Ltd.,
1,210,000	Senior Secured First Lien Term Loan	5.50%	(d)	03/24/2028	1,241,200

	Almonde, Inc.,
3,214,905	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		06/13/2024	3,155,397

	Almonde, Inc.,
1,175,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	8.25%		06/16/2025	1,183,959

	American Tire Distributors, Inc.,
	Senior Secured First Lien Term Loan
2,657,172	(1 Month LIBOR USD + 7.50%, 1.00% Floor) (1 Month LIBOR USD + 5.50% + 1.5% PIK)	8.50%		09/02/2024	2,604,029
305,116	(3 Month LIBOR USD + 7.50%, 1.00% Floor) (3 Month LIBOR USD + 5.50% + 1.5% PIK)	8.50%		09/02/2024	299,013

	American Trailer World Corporation,
610,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	4.50%		03/03/2028	606,953

	Applied Systems, Inc.,
2,050,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.50%, 0.75% Floor)	6.25%		09/19/2025	2,070,500

	Asurion LLC,
305,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 5.25%)	5.36%		01/31/2028	311,062

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Autokiniton US Holdings, Inc.,
365,000	Senior Secured First Lien Term Loan	5.00%	(d)	03/29/2028	366,597

	BellRing Brands LLC,
896,357	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%		10/21/2024	903,452

	Boxer Parent Company, Inc.,
1,320,363	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	3.86%		10/02/2025	1,316,388

	Brand Industrial Services, Inc.
493,590	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.25%		06/21/2024	486,991

	Connect U.S. Finco LLC,
2,970,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.50%		12/11/2026	2,964,119

	Constant Contact, Inc.,
4,500,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.50%)	8.25%		02/09/2029	4,455,000

	Cross Financial Corporation,
1,197,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		09/15/2027	1,204,487

	Curium BidCo SARL,
2,520,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.75%, 0.75% Floor)	8.50%		10/27/2028	2,576,700

	DCert Buyer, Inc.,
940,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%)	7.11%		02/16/2029	948,817

	Delta Topco, Inc.,
3,800,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 7.25%, 0.75% Floor)	8.00%		12/01/2028	3,895,000

	DG Investment Intermediate Holdings 2, Inc.,
915,000	Senior Secured Second Lien	7.50%	(d)	03/18/2029	919,575

	Edelman Financial Center LLC,
3,360,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	6.97%		07/20/2026	3,368,400

	Endo Luxembourg Finance Company I SARL,
745,000	Senior Secured First Lien	5.75%	(d)	03/25/2028	738,790

	Frontier Communications Corporation,
285,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%		10/08/2021	284,644

	Getty Images, Inc.,
1,966,751	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%		02/19/2026	1,952,207

	Grab Holdings, Inc.,
1,350,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.50%, 1.00% Floor)	5.50%		01/29/2026	1,378,688

	Hyland Software, Inc.,
230,000	Senior Secured Second Lien	7.00%	(d)	07/10/2025	230,958

	Hyland Software, Inc.,
880,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	7.75%		07/07/2025	883,665

	ION Trading Finance Ltd.,
415,000	Senior Secured First Lien	4.86%	(d)	03/26/2028	415,519

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	11

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Ivanti Software, Inc.,
845,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	5.75%	12/01/2027	849,491

	Journey Personal Care Corporation,
410,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 0.75% Floor)	5.00%	03/01/2028	410,941

	Kindred Healthcare, Inc.,
2,969,620	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.63%	07/02/2025	2,980,756

	Kronos Acquisition Holdings, Inc.,
329,175	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 0.50% Floor)	4.25%	12/22/2026	324,912

	Mavis Tire Express Services Corporation,
817,950	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	5.00%	03/20/2025	817,697

	Milano Acquisition Corporation,
2,173,625	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	4.75%	10/01/2027	2,168,191

	Mileage Plus Holdings LLC,
400,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.25%, 1.00% Floor)	6.25%	06/21/2027	425,658

	Minotaur Acquisition, Inc.,
3,949,622	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	5.11%	03/27/2026	3,951,281

	Mitchell International, Inc.,
599,861	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%	12/01/2025	600,236

	MLN US HoldCo LLC,
987,374	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	4.60%	11/28/2025	875,332

	Omnitracs LLC,
2,250,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 8.00%)	8.11%	09/22/2028	2,255,625

	OneDigital Borrower LLC,
	Senior Secured First Lien Delayed-Draw Term Loan
34,388	(Prime Rate + 3.50%, 0.75% Floor)	0.00%	11/16/2027	34,446
35,182	(1 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	11/16/2027	35,241

	OneDigital Borrower LLC,
1,300,430	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%, 0.75% Floor)	5.25%	11/16/2027	1,302,601

	Potters Borrower LP,
260,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 0.75% Floor)	5.00%	12/14/2027	260,650

	Riverbed Technology, Inc.,
1,475,000	Senior Secured First Lien Term Loan
810,070	(1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	12/31/2025	780,126
1,623	(2 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	12/31/2025	1,563
663,307	(3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.00%	12/31/2025	638,788

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Southern Veterinary Partners LLC,
750,000	Senior Secured Second Lien Term Loan (6 Month LIBOR USD + 7.75%, 1.00% Floor)	8.75%		09/22/2028	751,406

	Staples, Inc.,
845,727	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	5.21%		04/16/2026	826,465

	TIBCO Software, Inc.,
5,000,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.25%)	7.36%		03/03/2028	5,065,950

	Travelport Finance (Luxembourg) SARL,
990,844	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.50%, 1.00% Floor)	2.50%		02/28/2025	1,011,072

	UKG, Inc.,
2,750,000	Senior Secured Second Lien Term Loan (3 Month LIBOR USD + 6.75%, 0.75% Floor)	7.50%		05/03/2027	2,827,921

	WaterBridge Midstream Operating LLC,
743,114	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 5.75%, 1.00% Floor)	6.75%		06/22/2026	706,887

	Total Bank Loans (Cost $69,394,961)				70,665,346

COLLATERALIZED LOAN OBLIGATIONS 12.4%

	Apidos Ltd.,
1,450,000	Series 2018-18A-E (3 Month LIBOR USD + 5.70%, 5.70% Floor)	5.92%	(b)	10/22/2030	1,356,948
1,000,000	Series 2020-34A-E (3 Month LIBOR USD + 7.25%, 7.25% Floor)	7.49%	(b)	01/20/2033	1,009,949

	Apres Static Ltd.,
1,000,000	Series 2020-1A-B (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.99%	(b)	04/15/2028	1,000,830
1,000,000	Series 2020-1A-C (3 Month LIBOR USD + 4.30%, 4.30% Floor)	4.54%	(b)	04/15/2028	1,001,483
2,500,000	Series 2020-1A-D (3 Month LIBOR USD + 4.85%, 4.85% Floor)	5.09%	(b)	04/15/2028	2,502,788

	Atrium,
2,300,000	Series 15A-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	3.22%	(b)	01/23/2031	2,265,692

	Barings Ltd.,
1,500,000	Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	4.09%	(b)	04/15/2031	1,500,973
2,000,000	Series 2020-1A-E (3 Month LIBOR USD + 7.40%, 7.40% Floor)	7.64%	(b)	10/15/2032	2,016,042

	Buttermilk Park Ltd.,
750,000	Series 2018-1A-E (3 Month LIBOR USD + 5.75%, 5.75% Floor)	5.99%	(b)	10/15/2031	709,411

	Canyon Capital Ltd.,
1,250,000	Series 2015-1A-DR (3 Month LIBOR USD + 3.65%)	3.89%	(b)	04/15/2029	1,251,781

12	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Canyon Capital Ltd.,
1,000,000	Series 2020-2A-E (3 Month LIBOR USD + 7.40%, 7.40% Floor)	7.61%	(b)	10/15/2031	1,003,717

	Canyon Ltd.,
1,250,000	Series 2020-1A-C (3 Month LIBOR USD + 3.78%, 3.78% Floor)	4.02%	(b)	07/15/2028	1,257,526

	Carlyle US Ltd.,
1,000,000	Series 2021-1A-D (3 Month LIBOR USD + 6.00%, 6.00% Floor)	6.19%	(b)	04/15/2034	981,250

	Cathedral Lake Ltd.,
3,000,000	Series 2013-1A-BR (3 Month LIBOR USD + 2.30%)	2.54%	(b)	10/15/2029	2,943,114
500,000	Series 2019-2A-C (3 Month LIBOR USD + 3.70%, 3.70% Floor)	3.94%	(b)	07/15/2032	500,307
1,068,000	Series 2019-3A-C1 (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.97%	(b)	10/20/2032	1,070,415

	CIFC Funding Ltd.,
2,000,000	Series 2014-4RA-C (3 Month LIBOR USD + 3.20%, 3.20% Floor)	3.42%	(b)	10/17/2030	1,989,614
3,000,000	Series 2015-2A-ER2 (3 Month LIBOR USD + 6.81%, 6.81% Floor)	7.05%	(b)	04/15/2030	2,999,707
1,500,000	Series 2015-3A-CR (3 Month LIBOR USD + 1.65%)	1.87%	(b)	04/19/2029	1,490,364
500,000	Series 2016-1A-D2R (3 Month LIBOR USD + 4.43%)	4.65%	(b)	10/21/2031	498,770
3,000,000	Series 2020-1A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.24%	(b)	07/15/2032	3,016,064
2,000,000	Series 2020-1A-E (3 Month LIBOR USD + 7.08%, 7.08% Floor)	7.32%	(b)	07/15/2032	2,008,465
1,500,000	Series 2020-4A-E (3 Month LIBOR USD + 6.85%, 6.85% Floor)	7.05%	(b)	01/15/2034	1,515,740

	Dryden Ltd.,
1,000,000	Series 2020-77A-C (3 Month LIBOR USD + 3.70%, 3.70% Floor)	3.88%	(b)	05/20/2031	1,002,627
2,000,000	Series 2020-77A-D1 (3 Month LIBOR USD + 5.14%, 5.14% Floor)	5.32%	(b)	05/20/2031	2,007,350

	Flatiron Ltd.,
3,000,000	Series 2018-1A-C (3 Month LIBOR USD + 1.70%, 1.70% Floor)	1.92%	(b)	04/17/2031	2,976,772

	GoldenTree Loan Management Ltd.,
2,250,000	Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	3.07%	(b)	04/20/2030	2,229,424
5,000,000	Series 2019-6A-E (3 Month LIBOR USD + 5.22%, 5.22% Floor)	5.44%	(b)	01/20/2033	4,774,813

	Highbridge Loan Management Ltd.,
1,550,000	Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	3.12%	(b)	10/20/2029	1,487,197
1,000,000	Series 6A-2015-DR (3 Month LIBOR USD + 5.10%)	5.30%	(b)	02/05/2031	914,335

	HPS Loan Management Ltd.,
2,000,000	Series 13A-18-E (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.74%	(b)	10/15/2030	1,836,300

	Jay Park Ltd.,
1,000,000	Series 2016-1A-DR (3 Month LIBOR USD + 5.20%, 5.20% Floor)	5.42%	(b)	10/20/2027	973,610

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Madison Park Funding Ltd.,
2,500,000	Series 2019-36A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	3.99%	(b)	01/15/2033	2,512,500
3,000,000	Series 2020-45A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.24%	(b)	07/15/2031	3,011,734
1,500,000	Series 2020-45A-E (3 Month LIBOR USD + 7.40%, 7.40% Floor)	7.64%	(b)	07/15/2031	1,506,600

	Magnetite Ltd.,
750,000	Series 2020-26A-D (3 Month LIBOR USD + 4.56%)	4.80%	(b)	07/15/2030	755,299
1,000,000	Series 2020-28A-E (3 Month LIBOR USD + 7.08%, 7.08% Floor)	7.30%	(b)	10/25/2031	1,006,706

	Neuberger Berman Loan Advisers Ltd.,
2,500,000	Series 2017-16SA-ER (3 Month LIBOR USD + 6.25%, 6.25% Floor)	6.45%	(b)	04/15/2034	2,500,000
5,000,000	Series 2019-34A-E (3 Month LIBOR USD + 7.80%)	8.02%	(b)	01/20/2033	5,065,928
1,500,000	Series 2020-38A-E (3 Month LIBOR USD + 7.50%, 7.50% Floor)	7.72%	(b)	10/20/2032	1,517,632

	OCP Ltd.,
500,000	Series 2020-19A-D (3 Month LIBOR USD + 4.47%, 4.47% Floor)	4.69%	(b)	07/20/2031	502,522

	Octagon Investment Partners Ltd.,
4,000,000	Series 2019-1A-E (3 Month LIBOR USD + 6.79%, 6.79% Floor)	7.01%	(b)	07/20/2032	3,988,618
5,000,000	Series 2019-1A-INC	0.00%	(a)(b)(e)	10/25/2032	4,426,038
500,000	Series 2020-1A-D (3 Month LIBOR USD + 4.88%, 4.88% Floor)	5.10%	(b)	04/20/2031	503,439
1,000,000	Series 2020-3A-D (3 Month LIBOR USD + 4.00%, 4.00% Floor)	4.23%	(b)	10/20/2031	1,006,728
2,700,000	Series 2020-3A-E (3 Month LIBOR USD + 7.66%, 7.66% Floor)	7.89%	(b)	10/20/2031	2,735,885
4,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.50%, 6.50% Floor)	0.01%	(b)	04/15/2034	4,000,000

	Sound Point Ltd.,
2,500,000	Series 2014-3RA-C (3 Month LIBOR USD + 2.25%, 2.25% Floor)	2.47%	(b)	10/23/2031	2,506,043
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 4.11%, 4.11% Floor)	4.35%	(b)	01/15/2033	1,005,278
2,000,000	Series 2020-1A-D (3 Month LIBOR USD + 4.70%, 4.70% Floor)	4.92%	(b)	07/20/2030	2,010,788
4,000,000	Series 2020-2A-E (3 Month LIBOR USD + 7.24%, 7.24% Floor)	7.48%	(b)	10/25/2031	4,039,411

	Thompson Park Ltd.,
2,000,000	Series 2021-1A-E (3 Month LIBOR USD + 6.31%, 6.31% Floor)	0.01%	(b)	04/15/2034	1,982,078

	TICP Ltd.,
2,000,000	Series 2017-9A-D (3 Month LIBOR USD + 2.90%)	3.12%	(b)	01/20/2031	1,974,024

	Treman Park Ltd.,
1,000,000	Series 2015-1A-DRR (3 Month LIBOR USD + 2.65%, 2.65% Floor)	2.87%	(b)	10/20/2028	995,101

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	13

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Trimaran CAVU LLC,
3,000,000	Series 2019-1A-D (3 Month LIBOR USD + 4.15%, 4.15% Floor)	4.37%	(b)	07/20/2032	3,016,972

	Venture Ltd.,
4,000,000	Series 2015-20A-CR (3 Month LIBOR USD + 1.90%)	2.14%	(b)	04/15/2027	3,999,148
2,600,000	Series 2018-31A-C1 (3 Month LIBOR USD + 1.95%, 1.95% Floor)	2.17%	(b)	04/20/2031	2,570,814

	Voya Ltd.,
1,350,000	Series 2017-2A-D (3 Month LIBOR USD + 6.02%)	6.26%	(b)	06/07/2030	1,286,468
2,000,000	Series 2018-4A-E (3 Month LIBOR USD + 6.30%, 6.30% Floor)	6.54%	(b)	01/15/2032	1,960,143
1,000,000	Series 2020-1A-D (3 Month LIBOR USD + 4.25%, 4.25% Floor)	4.47%	(b)	07/16/2031	1,004,855

	Webster Park Ltd.,
1,000,000	Series 2015-1A-DR (3 Month LIBOR USD + 5.50%, 5.50% Floor)	5.72%	(b)	07/20/2030	933,242

	Wind River Ltd.,
2,500,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	6.64%	(b)	10/15/2030	2,461,344

	Total Collateralized Loan Obligations (Cost $114,341,130)				120,878,716

FOREIGN CORPORATE BONDS 25.2%
800,000	ABM Investama Tbk PT	7.13%		08/01/2022	714,400
943,182	Aeropuertos Argentina S.A. (9.38% PIK)	9.38%	(b)	02/01/2027	759,261
1,000,000	AES Argentina Generacion S.A.	7.75%		02/02/2024	805,010
4,731,000	AES Dominicana	7.95%		05/11/2026	4,927,715
4,000,000	AES Gener S.A. (5 Year CMT Rate + 4.92%)	6.35%		10/07/2079	4,293,740
2,400,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.08%)	7.75%	(g)	05/25/2025	2,468,823
2,780,000	Agile Group Holdings Ltd. (5 Year CMT Rate + 11.29%)	7.88%	(g)	07/31/2024	2,873,415
4,300,000	AI Candelaria Spain SLU	7.50%		12/15/2028	4,859,279
6,000,000	Air Canada Class C Pass Through Trust	10.50%	(b)	07/15/2026	7,350,000
500,000	Alpha Holdings S.A.	10.00%		12/19/2022	404,685
2,500,000	Alpha Holdings S.A.	9.00%		02/10/2025	1,825,000
1,000,000	Alpha Holdings S.A.	9.00%	(b)	02/10/2025	730,000
4,000,000	Altice France S.A.	6.00%	(b)	02/15/2028	3,948,580
5,200,000	Amaggi Luxembourg International SARL	5.25%	(b)	01/28/2028	5,337,826
4,000,000	AMS AG	7.00%	(b)	07/31/2025	4,293,750
3,500,000	ARD Finance S.A. (7.25% PIK)	6.50%	(b)	06/30/2027	3,679,375
1,400,000	Atento Luxco 1 S.A.	8.00%	(b)	02/10/2026	1,471,412
1,868,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	1,904,146
2,400,000	Banco Industrial S.A. (5 Year CMT Rate + 4.44%)	4.88%	(b)	01/29/2031	2,476,188
4,800,000	Bayan Resources Tbk PT	6.13%		01/24/2023	4,890,648

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,000,000	Braskem Finance Company	7.13%		07/22/2041	2,279,750
4,185,000	Braskem Idesa S.A.P.I.	7.45%		11/15/2029	4,164,075
2,350,000	Braskem Netherlands Finance B.V.	5.88%		01/31/2050	2,365,040
1,000,000	C&W Senior Financing DAC	7.50%		10/15/2026	1,061,655
2,500,000	C&W Senior Financing DAC	6.88%		09/15/2027	2,670,312
1,000,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	4.91%	(g)	06/30/2021	1,010,500
2,000,000	Canacol Energy Ltd.	7.25%		05/03/2025	2,123,680
200,000	Central China Real Estate Ltd.	7.25%		04/24/2023	191,493
4,650,000	Central China Real Estate Ltd.	7.25%		07/16/2024	4,045,500
400,000	Central China Real Estate Ltd.	7.25%		08/13/2024	346,976
2,866,000	CIFI Holdings Group Company Ltd. (5 Year CMT Rate + 8.57%)	5.38%	(g)	08/24/2022	2,923,320
1,874,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	2,098,365
2,000,000	Connect Finco LLC	6.75%	(b)	10/01/2026	2,132,580
3,000,000	Cosan Overseas Ltd.	8.25%		11/29/2049	3,075,000
4,600,000	Credito Real S.A.B. de C.V.	9.50%		02/07/2026	4,897,850
2,700,000	Credivalores-Crediservicios S.A.	9.75%		07/27/2022	2,583,387
1,400,000	Credivalores-Crediservicios S.A.	8.88%		02/07/2025	1,210,727
1,000,000	Credivalores-Crediservicios S.A.	8.88%	(b)	02/07/2025	864,805
800,000	CSN Islands Corporation	6.75%		01/28/2028	848,740
1,000,000	CSN Islands Corporation	6.75%	(b)	01/28/2028	1,060,925
2,675,000	Docuformas SAPI de C.V.	10.25%		07/24/2024	2,653,600
3,015,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	2,538,599
200,000	Fideicomiso P.A. Pacifico Tres	8.25%		01/15/2035	239,250
4,600,000	FS Luxembourg SARL	10.00%	(b)	12/15/2025	5,073,455
8,000,000	Garda World Security Corporation	9.50%	(b)	11/01/2027	8,868,480
500,000	Geopark Ltd.	6.50%		09/21/2024	518,422
3,000,000	Geopark Ltd.	5.50%		01/17/2027	3,049,350
2,812,000	Gilex Holding SARL	8.50%		05/02/2023	2,922,512
2,217,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	1,841,850
1,000,000	Gran Tierra Energy, Inc.	7.75%		05/23/2027	813,000
584,000	Grupo KUO S.A. De C.V.	5.75%		07/07/2027	614,231
300,000	Guara Norte SARL	5.20%	(b)	06/15/2034	294,682
900,000	Hidrovias International Finance SARL	4.95%	(b)	02/08/2031	901,327
2,500,000	Hunt Oil Company of Peru LLC Sucursal Del Peru	6.38%		06/01/2028	2,720,775
3,800,000	Indika Energy Capital III Pte Ltd.	5.88%		11/09/2024	3,819,950
500,000	Indika Energy Capital IV Pte Ltd.	8.25%	(b)	10/22/2025	528,375
600,000	Intelligent Packaging Ltd.	6.00%	(b)	09/15/2028	620,625
4,600,000	Kosmos Energy Ltd.	7.13%		04/04/2026	4,471,384
3,530,000	Kronos Acquisition Holdings, Inc.	7.00%	(b)	12/31/2027	3,387,459
1,200,000	LMIRT Capital Pte Ltd.	7.25%		06/19/2024	1,232,561
1,800,000	Medco Bell Pte Ltd.	6.38%		01/30/2027	1,812,420
1,000,000	Medco Bell Pte Ltd.	6.38%	(b)	01/30/2027	1,006,900
1,500,000	Medco Oak Tree Pte Ltd.	7.38%		05/14/2026	1,603,350
700,000	Metinvest B.V.	8.50%		04/23/2026	783,433
3,900,000	Metinvest B.V.	7.75%		10/17/2029	4,150,809
3,500,000	Minerva Luxembourg S.A.	4.38%	(b)	03/18/2031	3,426,062
2,000,000	Network i2i Ltd. (5 Year CMT Rate + 4.27%)	5.65%	(g)	01/15/2025	2,120,810
1,500,000	Nexa Resources S.A.	5.38%		05/04/2027	1,640,340
500,000	Nexa Resources S.A.	6.50%	(b)	01/18/2028	574,985

14	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,550,000	Oi S.A. (8.00% + 4.00% PIK)	10.00%		07/27/2025	4,811,625
3,302,000	Operadora de Servicios Mega S.A. de C.V.	8.25%		02/11/2025	3,337,761
1,600,000	Operadora de Servicios Mega S.A. de C.V.	8.25%	(b)	02/11/2025	1,617,328
4,500,000	Peru LNG SRL	5.38%		03/22/2030	4,046,333
850,000	Pesquera Exalmar S.A.A.	8.00%		01/25/2025	845,750
4,400,000	RKP Overseas Finance	7.95%	(g)	02/17/2022	4,323,000
1,000,000	RKPF Overseas, Ltd. (5 Year CMT Rate + 6.00%)	7.75%	(g)	11/18/2024	980,500
2,000,000	Ronshine China Holdings Ltd.	7.35%		12/15/2023	1,900,000
2,900,000	Ronshine China Holdings Ltd.	6.75%		08/05/2024	2,682,310
1,100,000	Simpar Europe S.A.	5.20%	(b)	01/26/2031	1,079,694
2,630,300	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	2,969,425
4,200,000	TBLA International Pte Ltd.	7.00%		01/24/2023	3,601,500
4,700,000	Telecommunications Services of Trinidad & Tobago Ltd.	8.88%		10/18/2029	4,932,180
3,020,000	Tervita Corporation	11.00%	(b)	12/01/2025	3,435,250
400,000	Theta Capital Pte Ltd.	8.13%		01/22/2025	409,962
4,900,000	Theta Capital Pte Ltd.	6.75%		10/31/2026	4,733,841
1,000,000	Transportadora de Gas del Sur S.A.	6.75%		05/02/2025	865,750
600,000	Tupy Overseas S.A.	4.50%	(b)	02/16/2031	583,194
3,000,000	TV Azteca S.A.	8.25%		08/09/2024	1,500,000
3,200,000	UEP Penonome S.A.	6.50%	(b)	10/01/2038	3,238,048
2,200,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	2,134,000
2,550,000	Unifin Financiera S.A.B. de C.V.	8.38%		01/27/2028	2,479,850
2,600,000	Unigel Luxembourg S.A.	8.75%		10/01/2026	2,811,419
4,700,000	UPL Corporation Ltd. (5 Year CMT Rate + 3.87%)	5.25%	(g)	02/27/2025	4,658,405
2,500,000	Vedanta Resources Finance PLC	9.25%		04/23/2026	2,115,550
4,000,000	Vertical Holding Company GMBH	7.63%	(b)	07/15/2028	4,308,500
700,000	Volcan Cia Minera SAA	4.38%	(b)	02/11/2026	718,350
4,350,000	Walnut Bidco PLC	9.13%		08/01/2024	4,644,713
4,600,000	Yuzhou Properties Company Ltd.	7.38%		01/13/2026	3,978,739

	Total Foreign Corporate Bonds (Cost $224,574,494)				245,939,906

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.5%
1,400,000	Dominican Republic International Bond	5.30%	(b)	01/21/2041	1,380,750
2,500,000	Dominican Republic International Bond	6.40%		06/05/2049	2,625,625
400,000	Ukraine Government International Bond	7.25%		03/15/2033	398,982

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $3,971,692)				4,405,357

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 27.2%

	Alen Mortgage Trust,
7,500,000	Series 2021-ACEN-F (1 Month LIBOR USD + 5.00%, 5.00% Floor)	5.11%	(b)	04/15/2034	7,550,146

	Atrium Hotel Portfolio Trust,
1,623,000	Series 2018-ATRM-F (1 Month LIBOR USD + 4.00%, 4.00% Floor)	4.11%	(b)	06/15/2035	1,368,344

	Bancorp Commercial Mortgage Trust,
5,000,000	Series 2019-CRE6-F (1 Month LIBOR USD + 4.35%, 4.35% Floor)	4.46%	(b)	09/15/2036	4,788,575

	BANK,
18,317,000	Series 2018-BN12-XE	1.50%	(b)(e)(h)	05/15/2061	1,573,027
6,978,000	Series 2018-BN12-XF	1.50%	(b)(e)(h)	05/15/2061	579,600
20,061,456	Series 2018-BN12-XG	1.50%	(b)(e)(h)	05/15/2061	1,490,345
18,522,000	Series 2019-BN16-XF	1.14%	(b)(e)(h)	02/15/2052	1,340,678
9,261,000	Series 2019-BN16-XG	1.14%	(b)(e)(h)	02/15/2052	658,383
4,631,000	Series 2019-BN16-XH	1.14%	(b)(e)(h)	02/15/2052	317,024
6,366,937	Series 2019-BN16-XJ	1.14%	(b)(e)(h)	02/15/2052	390,656

	BBCMS Mortgage Trust,
10,000,000	Series 2018-RRI-F (1 Month LIBOR USD + 4.65%, 4.65% Floor)	4.76%	(b)	02/15/2033	10,082,665
3,000,000	Series 2020-C7-D	3.60%	(b)(e)	04/15/2053	2,891,834

	Beast Mortgage Trust,
6,000,000	Series 2021-1818-G (1 Month LIBOR USD + 6.00%, 6.25% Floor)	6.25%	(b)	03/15/2036	6,012,108

	Benchmark Mortgage Trust,
7,464,000	Series 2018-B4-D	2.81%	(b)(e)	07/15/2051	6,779,617

	BX Trust,
2,975,000	Series 2017-APPL-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	07/15/2034	2,979,118
5,100,000	Series 2017-SLCT-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	07/15/2034	5,120,890
5,481,000	Series 2019-OC11-E	4.08%	(b)(e)	12/09/2041	5,459,166

	CFCRE Commercial Mortgage Trust,
1,042,000	Series 2016-C4-C	4.86%	(e)	05/10/2058	1,091,244
3,563,000	Series 2016-C6-C	4.20%	(e)	11/10/2049	3,653,893

	Citigroup Commercial Mortgage Trust,
3,425,000	Series 2018-C6-D	5.07%	(b)(e)	11/10/2051	3,325,411
5,000,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76%	(b)	12/15/2036	4,776,122
1,853,000	Series 2019-SMRT-E	4.74%	(b)(e)	01/10/2036	1,917,587
5,114,000	Series 2020-GC46-E	2.60%	(b)	02/15/2053	3,978,785

	Commercial Mortgage Pass-Through Certificates,
3,000,000	Series 2015-CR25-C	4.53%	(e)	08/10/2048	3,171,918

	Commercial Mortgage Trust,
73,948,373	Series 2013-CR13-XA	0.75%	(e)(h)	11/10/2046	1,287,648
2,500,000	Series 2015-CR24-C	4.38%	(e)	08/10/2048	2,665,554
4,021,000	Series 2016-CR28-D	3.89%	(e)	02/10/2049	4,032,447
2,547,000	Series 2018-COR3-C	4.56%	(e)	05/10/2051	2,748,428

	CSAIL Commercial Mortgage Trust,
5,088,000	Series 2016-C6-D	4.95%	(b)(e)	01/15/2049	4,450,343
108,646,555	Series 2017-CX9-XA	0.87%	(e)(h)	09/15/2050	2,820,236
2,500,000	Series 2020-C19-D	2.50%	(b)	03/15/2053	2,173,617
2,500,000	Series 2020-C19-E	2.50%	(b)	03/15/2053	2,061,189
13,238,000	Series 2020-C19-XD	1.11%	(b)(e)(h)	03/15/2053	1,115,662

	CSMC Trust,
7,058,000	Series 2017-PFHP-F (1 Month LIBOR USD + 4.49%, 4.49% Floor)	4.60%	(b)	12/15/2030	6,220,666
5,000,000	Series 2020-WHHQ-A (1 Month LIBOR USD + 3.42%, 4.42% Floor)	4.42%	(b)	02/10/2023	5,028,693

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	15

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CSWF Trust,
4,400,000	Series 2018-TOP-G (1 Month LIBOR USD + 3.25%, 3.25% Floor)	3.36%	(b)	08/15/2035	4,298,972
4,000,000	Series 2018-TOP-H (1 Month LIBOR USD + 3.41%, 3.41% Floor)	3.52%	(b)	08/15/2035	3,750,363

	Del Amo Fashion Center Trust,
2,100,000	Series 2017-AMO-C	3.64%	(b)(e)	06/05/2035	1,830,628

	Deutsche Bank Commercial Mortgage Trust,
4,622,000	Series 2016-C1-C	3.35%	(e)	05/10/2049	4,443,478

	Exantas Capital Corporation,
5,000,000	Series 2020-RSO8-E (1 Month LIBOR USD + 2.80%, 2.80% Floor)	2.91%	(b)	03/15/2035	4,944,975

	FREMF Mortgage Trust,
3,505,144	Series 2016-KF13-B (1 Month LIBOR USD + 7.50%)	7.62%	(b)	11/25/2025	3,625,777
2,074,815	Series 2016-KF15-B (1 Month LIBOR USD + 7.68%)	7.80%	(b)	02/25/2023	2,110,954
1,984,389	Series 2016-KF16-B (1 Month LIBOR USD + 6.64%)	6.76%	(b)	03/25/2026	2,013,140
788,367	Series 2016-KF17-B (1 Month LIBOR USD + 5.84%, 5.84% Floor)	5.96%	(b)	04/25/2023	786,715
2,375,960	Series 2016-KF19-B (1 Month LIBOR USD + 5.50%, 5.50% Floor)	5.62%	(b)	06/25/2023	2,384,739
1,242,131	Series 2016-KF23-B (1 Month LIBOR USD + 5.15%)	5.27%	(b)	09/25/2023	1,232,935
4,097,797	Series 2016-KSW1-B (1 Month LIBOR USD + 5.95%)	6.07%	(b)	02/25/2026	4,176,115

	Great Wolf Trust,
8,316,000	Series 2019-WOLF-E (1 Month LIBOR USD + 2.73%, 2.73% Floor)	2.84%	(b)	12/15/2036	8,105,209

	GS Mortgage Securities Corporation Trust,
4,768,966	Series 2018-HULA-G (1 Month LIBOR USD + 3.40%, 3.40% Floor)	3.51%	(b)	07/15/2025	4,579,358

	GS Mortgage Securities Trust,
2,720,000	Series 2014-GC26-D	4.51%	(b)(e)	11/10/2047	1,892,141
7,851,106	Series 2016-GS3-XA	1.22%	(e)(h)	10/10/2049	420,124

	GS Mortgage-Backed Securities Trust,
3,578,000	Series 2015-GC32-C	4.42%	(e)	07/10/2048	3,817,767

	J.P. Morgan Chase Commercial Mortgage Securities Trust,
4,000,000	Series 2019-MFP-G (1 Month LIBOR USD + 4.05%, 4.05% Floor)	4.16%	(b)	07/15/2036	3,921,426
4,000,000	Series 2019-MFP-XG	0.50%	(b)(e)(h)	07/15/2036	14,976

	J.P. Morgan Chase Commercial Mortgage Securities Corporation,
5,000,000	Series 2018-AON-E	4.61%	(b)(e)	07/05/2031	5,180,860

	JPMBB Commercial Mortgage Securities Trust,
33,632,080	Series 2014-C23-XA	0.63%	(e)(h)	09/15/2047	598,416
2,265,000	Series 2015-C27-D	3.85%	(b)(e)	02/15/2048	2,031,473
2,700,000	Series 2015-C28-C	4.15%	(e)	10/15/2048	2,768,671

	JPMDB Commercial Mortgage Securities Trust,
4,000,000	Series 2018-C8-C	4.74%	(e)	06/15/2051	4,337,683
25,460,000	Series 2020-COR7-XB	0.43%	(e)(h)	05/13/2053	889,547
10,244,000	Series 2020-COR7-XD	1.98%	(b)(e)(h)	05/13/2053	1,486,077

	MFT Trust,
600,000	Series 2020-ABC-D	3.48%	(b)(e)	02/10/2042	557,503

	Morgan Stanley Bank of America Merrill Lynch Trust,
5,022,500	Series 2015-C21-C	4.14%	(e)	03/15/2048	5,042,105

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust, (Cont.)
5,000,000	Series 2015-C27-D	3.24%	(b)(e)	12/15/2047	4,358,698
3,250,000	Series 2017-C34-D	2.70%	(b)	11/15/2052	2,683,601

	Morgan Stanley Capital Barclays Bank Trust,
5,000,000	Series 2016-MART-D	3.31%	(b)	09/13/2031	4,947,232

	Morgan Stanley Capital Trust,
2,000,000	Series 2018-H4-D	3.00%	(b)	12/15/2051	1,657,493
5,000,000	Series 2019-PLND-G (1 Month LIBOR USD + 3.65%, 3.65% Floor)	3.76%	(b)	05/15/2036	3,942,148

	Motel 6 Trust,
5,201,467	Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	4.36%	(b)	08/15/2034	5,231,281

	Tharaldson Hotel Portfolio Trust,
4,050,401	Series 2018-THL-F (1 Month LIBOR USD + 4.10%, 3.95% Floor)	4.21%	(b)	11/11/2034	3,686,820

	UBS Commercial Mortgage Trust,
3,464,000	Series 2017-C6-C	4.45%	(e)	12/15/2050	3,645,557
5,000,000	Series 2017-C6-D	2.50%	(b)(e)	12/15/2050	4,181,544
5,000,000	Series 2017-C7-C	4.58%	(e)	12/15/2050	5,275,079
2,500,000	Series 2018-C14-C	5.27%	(e)	12/15/2051	2,603,955
5,000,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	4.94%	(b)	02/15/2032	4,392,647

	Wachovia Bank Commercial Mortgage Trust,
3,810,671	Series 2005-C21-E	4.98%	(b)(e)	10/15/2044	3,547,988

	Wells Fargo Commercial Mortgage Trust,
2,053,000	Series 2012-LC5-D	4.76%	(b)(e)	10/15/2045	2,090,039
7,910,000	Series 2015-C28-D	4.09%	(e)	05/15/2048	7,605,384
4,554,000	Series 2015-NXS4-D	3.70%	(e)	12/15/2048	4,505,641
195,000	Series 2016-C33-C	3.90%		03/15/2059	203,078
2,000,000	Series 2016-C33-D	3.12%	(b)	03/15/2059	1,888,524
16,824,124	Series 2019-C53-XA	1.02%	(e)(h)	10/15/2052	1,176,148

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $244,025,474)				264,766,603

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 14.0%

	ACE Securities Corporation Home Equity Loan Trust,
11,355,357	Series 2006-HE4-A2B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	0.33%		10/25/2036	6,329,297

	Alternative Loan Trust,
7,333,254	Series 2005-J12-2A1 (1 Month LIBOR USD + 0.54%, 0.54% Floor, 11.00% Cap)	0.65%		08/25/2035	5,105,060

	AMSR Trust,
10,000,000	Series 2020-SFR4-G2	4.87%	(b)	11/17/2037	10,159,028

	Connecticut Avenue Securities Trust,
9,956,000	Series 2019-R05-1B1 (1 Month LIBOR USD + 4.10%)	4.21%	(b)	07/25/2039	10,020,337
3,900,000	Series 2019-R07-1B1 (1 Month LIBOR USD + 3.40%)	3.51%	(b)	10/25/2039	3,814,709

	Deephaven Residential Mortgage Trust,
10,000,000	Series 2020-2-B3	5.91%	(b)(e)	05/25/2065	10,060,120

	GS Mortgage-Backed Securities Trust,
1,500,000	Series 2020-NQM1-B2	5.78%	(b)(e)	09/27/2060	1,534,292

	Homeward Opportunities Fund Trust,
8,000,000	Series 2020-2-B1	5.45%	(b)(e)	05/25/2065	8,274,543
1,500,000	Series 2020-BPL1-A2	5.44%	(b)(i)	08/25/2025	1,513,338

16	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Alternative Loan Trust,
7,659,670	Series 2007-A2-12A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	0.31%		06/25/2037	4,065,937

	New Residential Mortgage Loan Trust,
4,102,000	Series 2020-NQM2-B1	4.46%	(b)(e)	05/24/2060	4,256,086
2,886,000	Series 2020-NQM2-B2	4.46%	(b)(e)	05/24/2060	2,871,144

	Progress Residential Trust,
11,750,000	Series 2019-SFR2-G	5.09%	(b)	05/17/2036	12,251,067
4,000,000	Series 2019-SFR3-G	4.12%	(b)	09/17/2036	4,043,830

	PRPM LLC,
5,000,000	Series 2020-3-A2	5.07%	(b)(i)	09/25/2025	5,025,121

	TBW Mortgage-Backed Trust,
5,320,380	Series 2007-2-A1A	5.96%	(e)	07/25/2037	2,598,554

	VCC Trust,
10,109,508	Series 2020-MC1-A	4.50%	(b)(e)	06/25/2045	10,145,949

	Velocity Commercial Capital Loan Trust,
1,500,000	Series 2016-1-M5	8.65%	(b)(e)	04/25/2046	1,553,915
1,000,000	Series 2016-2-M4	7.23%	(e)	10/25/2046	1,020,773
255,000	Series 2016-2-M5	8.24%	(e)	10/25/2046	265,680

	Verus Securitization Trust,
2,500,000	Series 2020-2-B1	5.36%	(b)(e)	05/25/2060	2,627,389
3,035,000	Series 2020-3-B1	4.92%	(b)(e)	04/25/2060	3,062,761
3,478,000	Series 2020-3-B2	5.19%	(b)(e)	04/25/2060	3,509,987
5,000,000	Series 2020-4-B2	5.60%	(b)(e)	05/25/2065	5,134,506
1,235,000	Series 2020-INV1-B1	5.75%	(b)(e)	03/25/2060	1,289,054
3,300,000	Series 2020-INV1-B2	6.00%	(b)(e)	03/25/2060	3,363,475

	Vista Point Securitization Trust,
9,222,000	Series 2020-1-B2	5.38%	(b)(e)	03/25/2065	9,250,802
3,396,000	Series 2020-2-B2	5.16%	(b)(e)	04/25/2065	3,456,668

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $128,491,818)				136,603,422

US CORPORATE BONDS 21.9%
2,740,000	Air Methods Corporation	8.00%	(b)	05/15/2025	2,582,450
5,130,000	Alliant Holdings Intermediate LLC	6.75%	(b)	10/15/2027	5,468,888
7,425,000	Allied Universal Holding Company	9.75%	(b)	07/15/2027	8,159,629
1,080,000	American Airlines, Inc.	5.75%	(b)	04/20/2029	1,150,092
2,375,000	Austin BidCo, Inc.	7.13%	(b)	12/15/2028	2,421,016
2,000,000	Banff Merger Sub, Inc.	9.75%	(b)	09/01/2026	2,132,800
535,000	Boxer Parent Company, Inc.	7.13%	(b)	10/02/2025	574,558
5,330,000	Carnival Corporation	11.50%	(b)	04/01/2023	6,117,268
595,000	Carnival Corporation	7.63%	(b)	03/01/2026	639,952
5,995,000	Castle US Holding Corporation	9.50%	(b)	02/15/2028	6,126,141
3,315,000	Cengage Learning, Inc.	9.50%	(b)	06/15/2024	3,383,372
2,490,000	CHS/Community Health Systems, Inc.	6.88%	(b)	04/15/2029	2,609,819
800,000	Clarios Global LP	6.75%	(b)	05/15/2025	857,016
1,365,000	CSI Compressco LP	7.50%	(b)	04/01/2025	1,389,741
3,895,000	Dealer Tire LLC	8.00%	(b)	02/01/2028	4,118,962
1,320,000	Delta Air Lines, Inc.	7.00%	(b)	05/01/2025	1,521,678
4,000,000	Eldorado Resorts, Inc.	8.13%	(b)	07/01/2027	4,416,200
5,583,000	Embarq Corporation	8.00%		06/01/2036	6,439,767
1,540,000	Endo Finance LLC	6.13%	(b)	04/01/2029	1,555,400
4,395,000	Endure Digital, Inc.	6.00%	(b)	02/15/2029	4,301,167
2,505,000	EQM Midstream Partners LP	6.50%	(b)	07/01/2027	2,727,106
2,665,000	Ferrellgas Escrow LLC	5.88%	(b)	04/01/2029	2,634,019
1,500,000	Flex Acquisition Company, Inc.	7.88%	(b)	07/15/2026	1,576,875

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,000,000	Flexential Intermediate Corporation	11.25%	(b)	08/01/2024	3,226,875
1,200,000	Frontier Communications Corporation	6.75%	(b)	05/01/2029	1,267,890
1,265,000	Full House Resorts, Inc.	8.25%	(b)	02/15/2028	1,350,767
3,000,000	Illuminate Buyer LLC	9.00%	(b)	07/01/2028	3,379,650
3,000,000	IRB Holding Corporation	7.00%	(b)	06/15/2025	3,234,675
1,888,677	JetBlue Pass Through Trust - Class B	8.00%		11/15/2027	2,162,475
1,010,000	LBM Acquisition LLC	6.25%	(b)	01/15/2029	1,041,562
385,000	LD Holdings Group LLC	6.13%	(b)	04/01/2028	390,736
7,050,000	Lions Gate Capital Holdings LLC	6.38%	(b)	02/01/2024	7,274,754
3,215,000	Lions Gate Capital Holdings LLC	5.50%	(b)	04/15/2029	3,223,391
1,695,000	LSF9 Atlantis Holdings LLC	7.75%	(b)	02/15/2026	1,738,782
1,420,000	Mileage Plus Holdings LLC	6.50%	(b)	06/20/2027	1,558,450
2,005,000	National FINL Partners Corporation	6.88%	(b)	08/15/2028	2,082,694
785,000	NESCO Holdings II, Inc.	5.50%	(b)	04/15/2029	806,234
5,765,000	NGL Energy Operating LLC	7.50%	(b)	02/01/2026	5,934,347
1,575,000	NuStar Logistics LP	6.38%		10/01/2030	1,705,922
215,000	OPE KAG Finance Sub, Inc.	7.88%	(b)	07/31/2023	215,000
4,038,000	Ortho-Clinical Diagnostics, Inc.	7.25%	(b)	02/01/2028	4,431,846
1,000,000	Par Petroleum LLC	12.88%	(b)	01/15/2026	1,155,000
780,000	Park River Holdings, Inc.	5.63%	(b)	02/01/2029	757,087
1,500,000	PBF Holding Company LLC	9.25%	(b)	05/15/2025	1,533,562
1,250,000	Performance Food Group, Inc.	6.88%	(b)	05/01/2025	1,336,719
3,835,000	PetSmart, Inc.	7.75%	(b)	02/15/2029	4,155,989
4,250,000	PowerTeam Services LLC	9.03%	(b)	12/04/2025	4,696,250
7,250,000	Radiology Partners, Inc.	9.25%	(b)	02/01/2028	7,911,563
2,565,000	Real Hero Merger Sub 2, Inc.	6.25%	(b)	02/01/2029	2,651,569
4,105,000	Realogy Group LLC	7.63%	(b)	06/15/2025	4,488,058
1,250,000	Realogy Group LLC	5.75%	(b)	01/15/2029	1,234,375
1,885,000	Rent-A-Center, Inc.	6.38%	(b)	02/15/2029	2,002,813
200,000	Sabre Global, Inc.	9.25%	(b)	04/15/2025	238,750
3,305,000	Sabre Global, Inc.	7.38%	(b)	09/01/2025	3,611,704
2,635,000	SEG Holding LLC	5.63%	(b)	10/15/2028	2,763,456
2,500,000	Solera Finance, Inc.	10.50%	(b)	03/01/2024	2,585,875
2,968,000	SunCoke Energy Partners Finance Corporation	7.50%	(b)	06/15/2025	3,088,575
780,000	TransDigm, Inc.	8.00%	(b)	12/15/2025	850,200
4,798,000	Trident TPI Holdings, Inc.	9.25%	(b)	08/01/2024	5,121,865
2,365,000	Triton Water Holdings, Inc.	6.25%	(b)	04/01/2029	2,413,778
4,000,000	Triumph Group, Inc.	8.88%	(b)	06/01/2024	4,508,300
6,300,000	Triumph Group, Inc.	7.75%		08/15/2025	6,347,250
7,500,000	Uber Technologies, Inc.	8.00%	(b)	11/01/2026	8,132,813
1,500,000	Uber Technologies, Inc.	7.50%	(b)	09/15/2027	1,658,746
1,785,000	United Natural Foods, Inc.	6.75%	(b)	10/15/2028	1,909,950
2,460,000	Uniti Group LP	6.50%	(b)	02/15/2029	2,432,325
2,845,000	Univision Communications, Inc.	6.63%	(b)	06/01/2027	3,043,581
625,862	US Airways	6.75%		06/03/2021	626,653
4,000,000	Verscend Escrow Corporation	9.75%	(b)	08/15/2026	4,296,380
2,400,000	ViaSat, Inc.	6.50%	(b)	07/15/2028	2,531,052
2,165,000	Viking Cruises Ltd.	13.00%	(b)	05/15/2025	2,549,288
4,948,000	Wolverine Escrow LLC	9.00%	(b)	11/15/2026	4,952,577

	Total US Corporate Bonds (Cost $201,634,119)				213,516,069

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	17

Schedule of Investments DoubleLine Yield Opportunities Fund (Cont.)

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 9.7%

	Federal Home Loan Mortgage Corporation,
9,250,000	Series 2020-DNA1-B2 (1 Month LIBOR USD + 5.25%)	5.36%	(b)	01/25/2050	8,736,823
3,000,000	Series 2020-DNA2-B2 (1 Month LIBOR USD + 4.80%, 4.80% Floor)	4.91%	(b)	02/25/2050	2,785,483
6,000,000	Series 2020-DNA6-B2 (Secured Overnight Financing Rate 30 Day Average + 5.65%)	5.67%	(b)	12/25/2050	5,879,503
1,200,000	Series 2020-HQA2-B1 (1 Month LIBOR USD + 4.10%)	4.21%	(b)	03/25/2050	1,226,017
22,000,000	Series 2020-HQA2-B2 (1 Month LIBOR USD + 7.60%)	7.71%	(b)	03/25/2050	22,013,407
9,750,000	Series 2020-HQA5-B2 (Secured Overnight Financing Rate 30 Day Average + 7.40%)	7.42%	(b)	11/25/2050	10,733,892
13,391,643	Series 313-S1 (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	5.79%	(h)	09/15/2043	2,348,096
4,658,674	Series 3997-SA (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	6.39%	(h)	02/15/2042	980,984
5,223,826	Series 4091-VI (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	4.88%	(h)	11/15/2040	951,325
9,586,479	Series 4119-SC (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04%	(h)	10/15/2042	1,955,112
4,887,509	Series 4643-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89%	(h)	01/15/2047	1,059,093
22,615,033	Series 4863-IA	4.50%	(h)	03/15/2045	2,625,915

	Federal National Mortgage Association,
13,937,471	Series 2012-124-SE (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04%	(h)	11/25/2042	3,249,297
15,703,212	Series 2012-84-HS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	5.89%	(h)	08/25/2042	3,264,242
9,615,758	Series 2017-69-ES (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	6.04%	(h)	09/25/2047	2,149,369
12,159,519	Series 2019-25-SB (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(h)	06/25/2049	2,274,022
49,796,731	Series 2019-M26-X1	0.62%	(e)(h)	03/25/2030	2,036,487
21,078,605	Series 5004-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.10%, 6.10% Cap)	6.08%	(h)	08/25/2050	4,314,470

	Government National Mortgage Association,
17,913,696	Series 2019-22-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(h)	02/20/2045	3,738,035
12,015,587	Series 2020-21-NS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	5.94%	(h)	04/20/2048	2,477,691
12,143,922	Series 2020-47-SL (-1 x 1 Month LIBOR USD + 5.37%, 5.37% Cap)	5.26%	(h)	07/20/2044	2,197,195
20,887,704	Series 2020-61-SU (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	5.49%	(h)	07/16/2045	3,345,849
8,002,413	Series 2020-77-SU (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	5.99%	(h)	09/20/2047	1,624,844

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
36,781,394	Series 2020-88-IO	0.93%	(e)(h)	04/16/2060	2,772,434

	Total US Government and Agency Mortgage Backed Obligations (Cost $99,774,632)				94,739,585

COMMON STOCKS 1.1%
650,000	AGNC Investment Corporation				10,894,000

	Total Common Stocks (Cost $8,132,811)				10,894,000

PREFERRED STOCKS 1.0%

	AGNC Investment Corporation,
400,000	Series F (3 Month LIBOR USD + 4.70%)	6.13%	(g)	04/15/2025	9,464,000

	Total Preferred Stocks (Cost $8,673,632)				9,464,000

SHORT TERM INVESTMENTS 3.9%
12,778,864	First American Government Obligations Fund - Class U	0.04%	(j)		12,778,864
12,778,864	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	0.04%	(j)		12,778,864
12,778,864	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	0.03%	(j)		12,778,864

	Total Short Term Investments (Cost $38,336,592)				38,336,592

	Total Investments 128.8% (Cost $1,184,556,231)(f)				1,256,271,170
	Liabilities in Excess of Other Assets (28.8)%				(281,065,636)

	NET ASSETS 100.0%				$975,205,534

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	27.2%
Foreign Corporate Bonds	25.2%
US Corporate Bonds	21.9%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Collateralized Loan Obligations	12.4%
US Government and Agency Mortgage Backed Obligations	9.7%
Bank Loans	7.2%
Asset Backed Obligations	4.7%
Short Term Investments	3.9%
Common Stocks	1.1%
Preferred Stocks	1.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Other Assets and Liabilities	(28.8)%

100.0%

18	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2021

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	27.2%
Non-Agency Residential Collateralized Mortgage Obligations	14.0%
Collateralized Loan Obligations	12.4%
US Government and Agency Mortgage Backed Obligations	9.7%
Real Estate	5.4%
Energy	4.7%
Asset Backed Obligations	4.7%
Short Term Investments	3.9%
Technology	3.6%
Telecommunications	3.5%
Electronics/Electric	3.5%
Aerospace & Defense	3.4%
Commercial Services	3.3%
Finance	3.1%
Media	2.6%
Consumer Products	2.5%
Healthcare	2.4%
Mining	2.4%
Utilities	2.1%
Automotive	1.2%
Containers and Glass Products	1.1%
Chemical Products	1.2%
Leisure	1.0%
Transportation	0.9%

INVESTMENT BREAKDOWN as a % of Net Assets (cont.):
Retailers (other than Food/Drug)	0.9%
Insurance	0.9%
Chemicals/Plastics	0.9%
Financial Intermediaries	0.8%
Food Products	0.7%
Hotels/Motels/Inns and Casinos	0.6%
Industrial Equipment	0.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.5%
Banking	0.4%
Diversified Manufacturing	0.4%
Business Equipment and Services	0.4%
Building and Development (including Steel/Metals)	0.4%
Environmental Control	0.4%
Food Service	0.3%
Food/Drug Retailers	0.3%
Construction	0.3%
Pharmaceuticals	0.2%
Conglomerates	0.1%
Cosmetics/Toiletries	0.0%	(l)
Other Assets and Liabilities	(28.8)%

	100.0%

(a)	Value determined using significant unobservable inputs.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(c)	Principal only security

(d)

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)

Under the Fund’s credit agreement, the Lender, through their agent, have been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the Lender. (See Note 9).

(g)	Perpetual maturity

(h)	Interest only security

(i)

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of period end.

(j)	Seven-day yield as of period end

(k)

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(l)	Represents less than 0.05% of net assets

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	19

Statement of Assets and Liabilities	(Unaudited) March 31, 2021

ASSETS
Investments in Securities, at Value*	$1,217,934,578
Short Term Investments, at Value*	38,336,592
Interest and Dividends Receivable	12,753,366
Cash	64,627
Receivable for Investments Sold	45,571
Prepaid Expenses and Other Assets	42,288
Total Assets	1,269,177,022

LIABILITIES
Loan Payable (See Note 9)	275,000,000
Payable for Investments Purchased	16,654,965
Investment Advisory Fees Payable	1,429,668
Interest Expense Payable	289,227
Payable to Broker for Dividend Reinvestment	231,110
Professional Fees Payable	142,567
Accrued Expenses	140,022
Administration, Accounting and Custodian Fees Payable	71,708
Trustees Fees Payable (See Note 7)	12,221
Total Liabilities	293,971,488
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$975,205,534

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$479
Additional Paid-in Capital	952,821,700
Undistributed (Accumulated) Net Investment Income (Loss)	(787,746)
Accumulated Net Realized Gain (Loss) on Investments	(48,543,838)
Net Unrealized Appreciation (Depreciation) on:
Investments in Securities	71,714,939
Total Distributable Earnings (Loss) (See Note 5)	22,383,355
Net Assets	$975,205,534

*Identified Cost:
Investments in Securities	$1,146,219,639
Short Term Investments	38,336,592

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	47,945,779
Net Asset Value per Share	$20.34

20	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Operations	(Unaudited) For the Period Ended March 31, 2021

INVESTMENT INCOME
Income:
Interest	$41,820,458
Dividends from Unaffiliated Securities	774,255
Total Investment Income	42,594,713

Expenses:
Investment Advisory Fees	8,151,606
Interest Expense	1,590,655
Miscellaneous Expenses	389,454
Administration, Fund Accounting and Custodian Fees	160,229
Professional Fees	102,572
Trustees Fees	38,291
Registration Fees	25,060
Shareholder Reporting Expenses	21,133
Transfer Agent Expenses	7,303
Insurance Expenses	6,316
Total Expenses	10,492,619

Net Investment Income (Loss)	32,102,094

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on:

Investments in Securities	14,652,066

Swaps	(1,968,158)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Securities	48,005,524
Swaps	487,395
Net Realized and Unrealized Gain (Loss) on Investments	61,176,827

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$93,278,921

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	21

Statements of Changes in Net Assets

	Period Ended March 31, 2021 (Unaudited)	Period Ended September 30, 2020(a)

OPERATIONS
Net Investment Income (Loss)	$32,102,094	$26,334,067
Net Realized Gain (Loss) on Investments	12,683,908	(59,334,616)
Net Change in Unrealized Appreciation (Depreciation) on Investments	48,492,919	23,222,020
Net Increase (Decrease) in Net Assets Resulting from Operations	93,278,921	(9,778,529)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(33,571,635)	(27,545,402)
From Return of Capital	—	(6,014,749)

Total Distributions to Shareholders	(33,571,635)	(33,560,151)

NET SHARE TRANSACTIONS
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	958,836,928

Total Increase (Decrease) in Net Assets	$59,707,286	$915,498,248

NET ASSETS
Beginning of Period	$915,498,248	$—
End of Period	$975,205,534	$915,498,248

(a)	Commenced operations on February 26, 2020.

22	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2021

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$93,278,921
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(247,616,070)
Proceeds from Disposition of Long Term Investments	254,283,445
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(28,570,560)
Net Amortization (Accretion) of Premiums/Discounts	(4,226,791)
Net Upfront (Payments) Receipts	2,851,964
Net Realized (Gain) Loss on Investments in Securities
Investments in Securities	(14,652,066)
Net Change in Unrealized (Appreciation) Depreciation on:
Investments in Securities	(48,005,524)
Swaps	(487,395)
(Increase) Decrease in:
Receivable for Investments Sold	2,162,331
Interest Receivable	(228,269)
Prepaid Expenses and Other Assets	(23,089)
Increase (Decrease) in:
Payable for Investments Purchased	(183,020)
Interest Expense Payable	28,305
Investment Advisory Fees Payable	138,349
Payable to Broker for Dividend Reinvestment	(52,361)
Trustee Fees Payable	(12,693)
Accrued Expenses	45,694
Administration, Fund Accounting and Custodian Fees Payable	(89,008)
Professional Fees Payable	(74,701)
Net Cash Provided By (Used In) Operating Activities	8,567,462

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	25,000,000
Cash Dividends Paid to Common Stockholders	(33,571,635)
Net Cash Provided By (Used In) Financing Activities	(8,571,635)

NET CHANGE IN CASH
Cash at Beginning of Period	68,800
Cash at End of Period	$64,627

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$—
Cash Paid for Interest on Loan Outstanding	$1,562,350

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	|	March 31, 2021	23

Financial Highlights

	Period Ended March 31, 2021 (Unaudited)		Period Ended September 30, 2020(a)

Net Asset Value, Beginning of Period	$19.09		$20.00

Income (Loss) from Investment Operations:

Net Investment Income (Loss)(b)	0.67		0.55
Net Gain (Loss) on Investments (Realized and Unrealized)	1.28		(0.76)
Total from Investment Operations	1.95		(0.21)

Less Distributions:

Distributions from Net Investment Income	(0.70)		(0.57)

Return of Capital	—		(0.13)
Total Distributions	(0.70)		(0.70)
Net Asset Value, End of Period	$20.34		$19.09
Market Price, End of Period	$18.29		$18.29
Total Return on Net Asset Value(c)	10.35%	(f)	(0.83	)%(e)
Total Return on Market Price(d)	8.65%	(f)	(4.95	)%(e)

Supplemental Data:

Net Assets, End of Period (000’s)	$975,206		$915,498
Ratios to Average Net Assets:
Expenses, including interest expense	2.20%	(e)	1.86%	(d)
Net Investment Income (Loss)	6.73%	(e)	5.11%	(d)
Portfolio Turnover Rate	21%	(e)	16%	(e)

(a)	Commenced operations on February 26, 2020.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Net Asset Value does not reflect any sales load paid by investors.

(d)

Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(e)	Annualized
(f)	Not Annualized

24	DoubleLine Yield Opportunities Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	(Unaudited) March 31, 2021

1.  Organization

DoubleLine Yield Opportunities Fund (the “Fund”) is organized as a non-diversified, limited term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Fund was organized as a Massachusetts business trust on September 17, 2019 and commenced operations on February 26, 2020. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DLY”. The Fund’s investment objective is to seek a high level of total return, with an emphasis on current income.

The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, February 25, 2032 (the “Dissolution Date”); provided that the Fund’s Board of Trustees (the “Board”) may, by a vote of the majority of the Board and seventy-five percent (75%) of the Continuing Trustees, as such term is defined in the Fund’s Second Amended and Restated Agreement and Declaration of Trust (a “Board Action Vote”), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional six months, to a date up to and including the eighteenth month after the initial Dissolution Date, which later date shall then become the Dissolution Date. At the Dissolution Date, each holder of common shares of beneficial interest (“Common Shareholder”) would be paid a pro rata portion of the Fund’s net assets as determined as of the Dissolution Date. The Board may, by a Board Action Vote, cause the Fund to conduct a tender offer, as of a date within twelve months preceding the Dissolution Date (as may be extended as described above), to all Common Shareholders to purchase 100% of the then outstanding common shares of the Fund at a price equal to the net asset value (“NAV”) per common share on the expiration date of the tender offer (an “Eligible Tender Offer”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the number of properly tendered Common Shares would result in the Fund having aggregate net assets below $200 million (the “Dissolution Threshold”), the Eligible Tender Offer will be canceled, no Common Shares will be repurchased pursuant to the Eligible Tender Offer, and the Fund will terminate as otherwise scheduled.

The Fund sold and issued 5,000 shares of beneficial interest at $20.00 per share to DoubleLine Asset Management Company LLC (“DAMCO”), a wholly owned subsidiary of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”). The Fund issued 46,000,000 common shares of beneficial interest in its initial public offering at $20.00 per share. The Fund issued an additional 1,900,000 common shares at $20.00 per share in connection with the underwriter’s over-allotment option.

The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the six months ended March 31, 2021 (the “period end”).

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and

Semi-Annual Report	|	March 31, 2021	25

Notes to Financial Statements (Cont.)

inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service. Where an active secondary market does not exist to a reliable degree in the judgment of the Adviser, such loans will be valued at fair value based on certain factors.

In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Fund may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board. The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

26	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2021:

Category
Investments in Securities

Level 1

Money Market Funds	$38,336,592

Common Stocks	10,894,000

Preferred Stocks	9,464,000

Total Level 1	58,694,592

Level 2

Non-Agency Commercial Mortgage Backed Obligations	264,766,603

Foreign Corporate Bonds	245,939,906

Corporate Bonds	213,516,069

Non-Agency Residential Collateralized Mortgage Obligations	136,603,422

Collateralized Loan Obligations	116,452,678

US Government and Agency Mortgage Backed Obligations	94,739,585

Bank Loans	70,665,346

Asset Backed Obligations	42,804,601

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4,405,357

Total Level 2	1,189,893,567

Level 3

Collateralized Loan Obligations	4,426,038

Asset Backed Obligations	3,256,973

Total Level 3	7,683,011

Total	$1,256,271,170

See the Schedule of Investments for further disaggregation of investment categories.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

Semi-Annual Report	|	March 31, 2021	27

Notes to Financial Statements (Cont.)

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2021, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. As of the period ended March 31, 2021, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. As of March 31, 2021, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.35% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DAMCO, a wholly owned subsidiary of the Adviser, owned 5,364 shares of the Fund as of March 31, 2021. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2021, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $247,791,959 and $249,282,654 respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

Period Ended September 30, 2020

Distributions paid from:

Ordinary Income	$27,545,402

Return of Capital	6,014,749

Total Distributions Paid	$33,560,151

28	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

The cost basis of investments for federal income tax purposes as of the period end, was as follows:

Tax Cost of Investments	$1,144,802,299

Gross Tax Unrealized Appreciation	61,854,130

Gross Tax Unrealized Depreciation	(39,172,825)

Net Tax Unrealized Appreciation (Depreciation)	22,681,305

As of the period end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$22,681,305

Other Accumulated Gains (Losses)	(60,005,236)

Total Accumulated Earnings (Losses)	(37,323,931)

As of the period end, $60,003,794 was available as a capital loss carryforward.

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2020, the Fund deferred, on a tax basis, qualified late year losses of $0.

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, swaps, market discount and return of capital. For the year ended September 30, 2020, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

$7,907,879	$(1,893,130)	$(6,014,749)

If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, and beginning on October 1, 2020, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.doublelinefunds.com for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

6.  Share Transactions

Transactions in the Fund’s shares were as follows:

	For the Period Ended March 31, 2021		For the Period Ended September 30, 2020

	Shares	Amount	Shares	Amount

Shares Sold	—	$—	47,905,000	$958,100,000

Reinvested Dividends	—	—	40,779	736,938

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	—	$—	47,945,779	$958,836,928

Semi-Annual Report	|	March 31, 2021	29

Notes to Financial Statements (Cont.)

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $38,291 from the Fund during the period ended March 31, 2021. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $38,291 which includes $37,817 in current fees (either paid in cash or deferred) and an increase of $474 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.   Credit Facility

U.S. Bank National Association has made available to the Fund a $300,000,000 committed credit facility. Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.10%, subject to certain conditions that may cause the rate of interest to increase. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage fee of 0.125% on the unused amount, should the unused amount be less than $75,000,000. Should the unused amount be $75,000,000 or more, the non-usage fee increases to 0.25% on the unused amount. The Fund pledges its assets as collateral to secure obligations under the Credit Agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit facility. As of the period ended March 31, 2021, the amount of total outstanding borrowings was $275,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

As of the period ended March 31, 2021, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$300,000,000	$254,945,055	$275,000,000	$1,587,445	$3,125	1.23%

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•

Limited prior history:  The Fund is a newly organized, non-diversified, limited term closed-end management investment company with a limited history of operations and is subject to all of the business risks and uncertainties associated with any new business.

•

Market discount risk:  The price of the Fund’s common shares will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•

Limited term and tender offer risk:  Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes a tender offer and converts to perpetual existence, the Fund will terminate on or about February 25, 2032 (the “Dissolution Date”). The Fund is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur

30	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

•

Leverage risk:  Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that a leveraging strategy will be used by the Fund or that it will be successful.

•	Liquidity risk: the risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

Portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by the Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

Valuation risk:  the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility.

•

Investment and market risk:  the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets, like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

Issuer non-diversification risk:  As a non-diversified fund, the Fund may invest its assets in a smaller number of issuers than may a diversified fund. Accordingly, the Fund may be more susceptible to any single economic, political, or regulatory occurrence than a diversified fund investing in a broader range of issuers. A decline in the market value of one of the Fund’s investments may affect the Fund’s value more than if the Fund were a diversified fund. Some of the issuers in which the Fund invests also may present substantial credit or other risks. The Fund will be subject to similar risks to the extent that it enters into derivatives transactions with a limited number of counterparties.

•

Credit risk:  Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. The Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•

Interest rate risk:  Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•	Debt securities risk: In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

°

Redemption risk :  Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Semi-Annual Report	|	March 31, 2021	31

Notes to Financial Statements (Cont.)

°

Extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

Spread risk:  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

°

Limited voting rights:  Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

°

Prepayment/reinvestment risk:  the risk that income may decline when the Fund invests proceeds from investment income, sales of portfolio securities or matured, traded, pre-paid or called debt obligations, negatively effecting dividend levels and market price, NAV and/or overall return of the common shares.

°

LIBOR risk:  LIBOR is the offered rate for wholesale, unsecured funding available to major international banks. The terms of many investments, financings or other transactions to which the Fund may be a party have been historically tied to LIBOR. LIBOR may also be a significant factor in determining payment obligations under a derivative investment and may be used in other ways that affect the Fund’s investment performance. The phase out of a majority of the U.S. dollar LIBOR publications will occur some time in 2023, with the remainder of LIBOR publications ending at the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates, though there can be no assurance any such publications would be considered representative of the underlying market. The transition from LIBOR and the terms of any replacement rate(s) may adversely affect transactions that use LIBOR as a reference rate, financial institutions that engage in such transactions, and the financial markets generally. As such, the transition away from LIBOR may adversely affect the Fund’s performance.

•

Mortgage-backed securities risks:  include the risks that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.

•

Foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	Foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•

Emerging markets risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•

Collateralized debt obligations (“CDOs”) risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), Collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the

32	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

Asset-backed securities investment risk:  Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default.

•

Credit default swaps risk:  Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer of a credit default swap will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.

•

Sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•

Loan risk:  the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to the Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the loan is unsecured; (xi) there is a limited secondary market; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet the Fund’s redemption obligations until potentially a substantial period after the sale of the loans; (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for acts of the agent lender.

•

Below investment grade/high yield securities risk:  Debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity.

Semi-Annual Report	|	March 31, 2021	33

Notes to Financial Statements (Cont.)

•

Defaulted securities risk:  the significant risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties.

•

Real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

Derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the underlying investment; or when used for hedging purposes, derivative will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. In October 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives (“Rule 18f-4”), which will impose limits on the amount of derivatives the Fund can enter into and will treat derivatives, as well as certain debt securities, as senior securities. The Fund’s ability to use derivative instruments and other senior securities, including any credit facilities available to it, and to invest and operate as it has historically, may be adversely affected as a result of new Rule 18f-4 under the 1940 Act once compliance is required in the middle of 2022.

•

Counterparty risk:  the risk that the Fund will be subject to credit risk presented with respect to the counterparties to derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into by the Fund; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty becomes bankrupt, the Fund may experience significant delays in obtaining any recovery under the derivative contract or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty.

•

Unrated securities Risk:  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.

•

Structured products and structured notes risk:  the risk that an investment in a structured product, which includes, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes, may decline in value due to changes in the underlying instruments, indexes, interest rates or other factors on which the product is based (“reference measure”). Depending on the reference measure used and the use of multipliers or deflators (if any), changes in interest rates and movement of the reference measure may cause significant price and cash flow fluctuations. In addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) because the structured products are generally privately offered and sold, they may be thinly traded or have a limited trading market, which may increase the Fund’s illiquidity and reduce the Fund’s income and the value of the investment, and the Fund may be unable to find qualified buyers for these securities.

•

Issuer risk:  Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.

34	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

•

Market disruption and geopolitical risk:  the risk that markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•

Tax risk:  in order to qualify as a regulated investment company under the Code, the Fund must meet requirements regarding, among other things, the source of its income. Certain investments do not give rise to qualifying income for this purpose. Any income the Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of the Fund’s annual gross income. If the Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If the Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

Operational and Information Security Risks:  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

11.   Recently Issued Accounting Pronouncements

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

12.   Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

Semi-Annual Report	|	March 31, 2021	35

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2021

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Colony Real Estate and Income Fund

DoubleLine Emerging Markets Local Currency Bond Fund

DoubleLine Income Fund

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

DoubleLine Yield Opportunities Fund

At a meeting in February 2021, the Boards of Trustees (the “Board” or the “Trustees”) of the DoubleLine open-end mutual funds and closed-end funds listed above (the “Funds”) approved the continuation of the investment advisory and sub-advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and/or to DoubleLine Alternatives LP, as appropriate in the context.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2021 meeting with management and at meetings held in preparation for that February 2021 meeting, including portions held outside the presence of management, specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet regularly with investment advisory, compliance, risk management, operational, and other personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds, DoubleLine’s investment program for each Fund, the performance of each Fund, the expense of each Fund, and the operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances. In their evaluation of the services provided by DoubleLine and the Funds’ contractual relationships with DoubleLine, the

36	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

Trustees considered generally the long-term performance record of the firm’s portfolio management personnel, including among others Mr. Jeffrey Gundlach, and the strong investor interest in products managed by DoubleLine.

The Trustees reviewed reports prepared by Strategic Insight (the “Strategic Insight Reports”), an Asset International Company (“Strategic Insight”), that compared, among other information, each Fund’s net management fee rate and net total expense ratio (Class I shares with respect to the open-end Funds) against the net management fee rate and net total expense ratio of a group of peers selected by Strategic Insight, and each Fund’s performance records (Class I shares with respect to the open-end Funds) for the one-year, three-year (where applicable), and five-year (where applicable) periods ended December 31, 2020 against the performance records of those funds in each Fund’s Morningstar category and the performance of the Fund’s broad-based benchmark index. The Independent Trustees met with Strategic Insight representatives to review the comparative information set out in the Strategic Insight Reports, the methodologies used by Strategic Insight in compiling those reports and the peer groups used within those reports, and considerations to weigh in evaluating the comparative information presented in those reports.

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees considered, among other things, the specific factors cited by DoubleLine for any relative underperformance of the Funds. In this regard, the Trustees noted that many of the Funds underperformed either the average performance of the funds in their Morningstar categories and/or their benchmark index over one or more of the periods shown. The Independent Trustees considered DoubleLine’s explanation for each Fund’s relative underperformance, and noted DoubleLine’s explanation that the principal drivers of that underperformance included, among other things, some or all of the following: the poor relative performance of the mortgage-backed and other asset-backed securities held by a Fund in parts of 2020, a Fund’s significant underweight exposure to corporate bonds relative to its peers and/or its benchmark index, and a Fund’s shorter duration positioning relative to its peers and/or its benchmark index. The Trustees noted in this regard that those investment positions appeared generally consistent with DoubleLine’s long-term focus on structured products, such as mortgage-backed securities, as an integral component of its approach to fixed income investing and DoubleLine’s historical approach to risk management. The Trustees also considered information Strategic Insight and DoubleLine provided regarding differences in investment mandate, investment focus, and/or investment approach between a Fund and other funds in a Fund’s Morningstar category.

In addition, the Trustees reviewed and considered information that DoubleLine provides to them quarterly regarding each Fund’s relative performance for other measurement periods, including each Fund’s since inception performance. The Trustees noted that in the case of Funds with more than five years of investment operations the information DoubleLine provides quarterly includes performance information for a longer measuring period than the longest period shown in the Strategic Insight Reports. In evaluating that information, the Trustees took into account that that information was not prepared by Strategic Insight, nor was it prepared using the same methodologies as the Strategic Insight Reports, but they noted that the performance information for longer periods of time might better represent a Fund’s performance record over one or more full market cycles. The Trustees noted in this regard that a number of the Funds that had underperformed on a relative basis over one or more shorter periods of time shown in the Strategic Insight Reports had strong relative performance over the longer since-inception periods shown in the information DoubleLine provided to them as part of their regular quarterly materials for their February 2021 meeting.

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ net management fees and net total expenses. As part of their review, the Trustees considered each open-end Fund’s net management fee rate relative to its expense peer group. The Trustees considered DoubleLine’s pricing policy for its advisory fees and that DoubleLine does not seek to be a lowest cost provider, nor does it have a policy to set its advisory fees below the median of a Fund’s peers. In respect of the three open-end Funds with net management fees that were in the fourth quartile of their expense groups, the Trustees considered, among other things, that significant differences exist between the Fund’s principal investment strategies and those of the bulk of the funds in its peer group, as in the case of DoubleLine Infrastructure Income Fund; DoubleLine’s demonstrated significant expertise and experience running the investment strategy over the long term, as in the case of DoubleLine Total Return Bond Fund; or the Fund’s strong relative long-term performance record as shown in the Strategic Insight Report, as in the case of DoubleLine Emerging Markets Fixed Income Fund. The Trustees noted also that, in each case, there were one or more funds in each of those Funds’ peer groups with higher net management fees and, in some cases, multiple funds with significantly higher net management fees.

The Trustees also considered the portion of the Strategic Insight Reports covering the open-end Funds’ net total expenses, noting that the reports showed that each open-end Fund, other than DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Strategic Commodity Fund, and DoubleLine Total Return Bond Fund, had a net total expense ratio in the first or second quartile of its expense peer group. The Trustees noted that DoubleLine Floating Rate Fund’s net total expense ratio was at exactly the median of its peer group, that DoubleLine Total Return Bond Fund’s net total expense ratio was

Semi-Annual Report	|	March 31, 2021	37

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

less than 1 basis point above the median of its peer group, and that DoubleLine Emerging Markets Local Currency Bond Fund’s net total expense ratio was 2 basis points above the median of its peer group. The Trustees noted that each of DoubleLine Infrastructure Income Fund, DoubleLine Multi-Asset Growth Fund, and DoubleLine Strategic Commodity Fund had net total expense ratios significantly below the high end of the range of their expense groups and had net total expense ratios below several other funds in their expense peer groups. The Trustees noted that only one Fund, DoubleLine Emerging Markets Fixed Income Fund, had a net total expense ratio that was in the fourth comparative quartile of its expense peer group and, in that respect, they noted that the Fund’s net total expense ratio was below a number of its peers and in line with several others, and they also took into account DoubleLine Emerging Markets Fixed Income Fund’s favorable longer-term performance, which was above the median of its Morningstar category for the three-year and five-year periods shown and above its benchmark index for the five-year period shown (the longest performance period shown for the Fund in the Strategic Insight Report).

In respect of the closed-end Funds, the Trustees considered the information in the Strategic Insight Reports regarding the Funds’ net management fees and net total expenses, based on each Fund’s net assets (i.e., excluding the principal amount of borrowings) and, separately, on each Fund’s total managed assets. As to DoubleLine Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee rate and net total expense ratio were shown in the Strategic Insight Report to be higher than the median of the Fund’s expense peer group on both a net assets and a total managed assets basis, though below one or more of DBL’s expense group peers in each instance. The Independent Trustees noted that DBL’s net management fees were in the third quartile of DBL’s expense group on both a net assets and a total managed assets basis and that DBL’s net total expenses were in the third quartile of DBL’s expense group on a net assets basis, but in the fourth quartile of the expense group when measured against total managed assets. In this regard the Strategic Insight Report showed that DBL had utilized lower levels of leverage relative to many of its expense group peers on the measuring date used for the Strategic Insight Report. The Trustees also considered DoubleLine’s statement that DBL’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Income Solutions Fund (“DSL”), the Trustees noted that DSL’s net total expense ratio was below the median of its expense peer group on both a net assets and a total managed assets basis and that its net management fee rate was below the median of its expense peer group on a total managed assets basis and above, though near, the median of its expense group on a net assets basis. In evaluating the comparative net management fee and net total expense ratios of DSL, the Trustees considered DSL’s first quartile relative performance over the longest period shown in the Strategic Insight Report and DoubleLine’s statement that the Fund’s fees reflect the experience and expertise DoubleLine brings to managing the Fund.

As to DoubleLine Yield Opportunities Fund (“DLY”), the Trustees noted that DLY had less than a year of performance history and that it had performed in the third quartile of its Morningstar peer group over the six-month period ended December 31, 2020 and above the median, though below the average, of its peer group for the three-month period ended December 31, 2020.

The Trustees compared DLY’s net management fees and net total expenses to two peer groups assembled by Strategic Insight: (1) a group of closed-end funds that had recently launched with organizational and offering expense arrangements similar to those of DLY (“Group A”) and (2) a group of leveraged closed-end bond funds, which had not necessarily adopted recent structural changes in the closed-end marketplace (or which were launched prior to when those changes began to be adopted) (“Group B”). The Trustees noted that DLY’s net management fee was above the median net management fee of Group A, though below a number of the funds in Group A, and that DLY’s net total expense ratio was equal to the median total expense ratio of Group A, in each case when measured against each fund’s net assets. The Trustees noted that DLY’s net management fee and net total expense ratio compared less favorably against the funds in Group A when measured by reference to total managed assets. In this regard the Strategic Insight Report showed that DLY had utilized lower levels of leverage relative to many of its Group A peers on the measuring date used for the Strategic Insight Report. The Trustees noted also that DLY’s net management fees were generally higher, and in some cases substantially higher, than the fees of the peer funds in Group B, though not unreasonably so in light of the risks that DoubleLine had assumed as DLY’s sponsor in line with recent structural changes in the closed-end marketplace, the complexity of the Fund’s investment strategies, and DoubleLine’s investment experience and expertise. In evaluating the comparative net management fee rate of DLY, the Trustees considered DoubleLine’s representation that it believes that DLY represents good value to shareholders, in light of the expertise and experience of DLY’s portfolio managers, Messrs. Gundlach and Sherman, with whom the Board was familiar.

The Trustees noted that each of DBL, DSL, and DLY had employed leverage during some or all of the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage, including incremental management fees.

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, liquidity monitoring

38	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees considered DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality appeared to support the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered information provided by DoubleLine relating to its historical and continuing commitment to hire additional resources and to invest in technology enhancements to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, and are in most cases lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account among other things information about both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine experienced significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative long-term performance of the relevant Funds, the consistency and transparency of the Funds’ investment operations over time, and the competitiveness of the management fees and total operating expenses of the Funds. The Trustees separately considered information regarding DoubleLine’s reinvestment in its business to maintain its ability to provide high-quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate changing regulatory requirements.

In their evaluation of economies of scale, the Trustees considered, among other things, the pricing of the Funds and DoubleLine’s reported profitability, and that a number of the open-end Funds had achieved significant size. They noted also that none of the Funds has breakpoints in its advisory fee schedule, though the Trustees considered management’s view that the fee schedules for the Funds remained consistent with DoubleLine’s original pricing philosophy of proposing an initial management fee rate that generally, when taking into account expense limitations (where applicable), reflects reasonably foreseeable economies of scale. In this regard, the Trustees noted also that the information provided by Strategic Insight supported the view that the net management fees of the largest open-end Funds remained fairly priced. The Trustees further noted that DoubleLine was subsidizing the expenses of a number of Funds with less scale, with the prospect of recouping those fees at a later date. In evaluating economies of scale more generally, the Trustees also noted ongoing changes to the regulatory environment, which required DoubleLine to re-invest in its business and infrastructure. On the basis of these factors and others, the Trustees concluded that it was not necessary at the present time to implement breakpoints for any of the Funds, although they would continue to consider the question periodically in the future.

With regard to DBL, DSL, and DLY, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. The Trustees noted DoubleLine’s view that the levels of its profitability in respect of DBL, DSL, and DLY are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

Semi-Annual Report	|	March 31, 2021	39

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement(s); that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

40	DoubleLine Yield Opportunities Fund

Federal Tax Information	(Unaudited) March 31, 2021

For the fiscal year ended September 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	1.11%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2020, was as follows:

Dividends Received Deduction	1.11%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2020, was as follows:

Qualified Short-term Gains	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2020, was as follows:

Qualified Interest Income	69.01%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	|	March 31, 2021	41

Portfolio Managers	(Unaudited) March 31, 2021

The portfolio managers of the Fund are Jeffrey E. Gundlach (since the Fund’s inception) and Jeffrey J. Sherman (since the Fund’s inception).

Information About Proxy Voting

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311) or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form N-PORT filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, the Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Householding—Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 17, 2021 for shareholders of record as of the close of business on December 18, 2020 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class I trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 38,687,979 affirmative votes and 620,636 votes withheld. The nominee Ronald R. Redell was elected with 38,743,580 affirmative votes and 565,036 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

42	DoubleLine Yield Opportunities Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2021

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	|	March 31, 2021	43

Dividend Reinvestment Plan (Cont.)

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free 877-DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Yield Opportunities Fund on all correspondence.

The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

44	DoubleLine Yield Opportunities Fund

Privacy Policy	(Unaudited) March 31, 2021

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine (“we” and “our”) collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their website is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to https://tools.google. com/dlpage/gaoptout. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to: http://www.adobe.com/privacy/opt-out.html.

Semi-Annual Report	|	March 31, 2021	45

Privacy Policy (Cont.)

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to the Funds or you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice related to the California Consumer Privacy Act (CCPA) and to “natural persons” residing in the State of California

DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“Personal Information”). Personal Information we collect from our customers, website visitors and consumers is covered under the Gramm-Leach-Bliley Act and is therefore excluded from the scope of the California Consumer Privacy Act.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

46	DoubleLine Yield Opportunities Fund

(Unaudited) March 31, 2021

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change, that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Semi-Annual Report	|	March 31, 2021	47

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1000

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

(877) DLine11 or (877) 354-6311

DL-SEMI-DLY

DoubleLine || 333 South Grand Avenue, 18th Floor  || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

1

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable for semi-annual reports.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Yield Opportunities Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	5/25/2021

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial Accounting Officer

Date	5/25/2021

3